UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 28, 2011
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 2.02 Results of Operations and Financial Condition
     On July 28, 2011, Community Health Systems, Inc. (the “Company”) announced operating results for the three and six months ended June 30, 2011. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02.
ITEM 7.01 Regulation FD Disclosure
     The press release referred to in Item 2.02 above also includes an update of the Company’s 2011 annual earnings guidance. The 2011 guidance primarily reaffirms the Company’s previous guidance provided on April 27, 2011, with revisions to reflect the impact of hospitals held for sale at June 30, 2011 and revisions to certain assumptions. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits are furnished herewith:
     99.1 Community Health Systems, Inc. Press Release dated July 28, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2011	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

	By:	/s/ T. Mark Buford
T. Mark Buford
Senior Vice President and Chief Accounting Officer (principal accounting officer)

Index to Exhibits

Exhibit Number	Description
99.1	Community Health Systems, Inc. Press Release dated July 28, 2011

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